EXHIBIT 21.1

                 SUBSIDIARIES OF REEBOK INTERNATIONAL LTD.

                                             Jurisdiction of
                                             Incorporation or
Name                                           Organization

RBK Thailand, Inc.                           Massachusetts

Reebok Aviation, Inc.                        Massachusetts

Reebok Eastern Territories Inc.              Massachusetts

Reebok Foundation, Inc.                      Massachusetts

Reebok International Securities Corp.        Massachusetts

The Reebok Worldwide Trading Company, Ltd.   Massachusetts

The Rockport Company, Inc.                   Massachusetts

AVIA Group International, Inc.               Delaware

Kobeer Holdings, Inc.                        Delaware

RFC, Inc.                                    Delaware

The Donner Mountain Corporation              Oregon

Reebok Austria GmbH                          Austria

Rockport Gmbh                                Austria

RBK (Belgium) SA                             Belgium

Joggingsport SA                              Belgium

Reebok Do Brasil Servicos                    Brazil
a Participacoes Ltda

Rockport (South America) Industrial Ltda.    Brazil

Beijing Reebok Sports Consultancy Ltd.       British Virgin
                                             Islands

Reebok (China) Holdings Ltd.                 British Virgin
                                             Islands

Reebok Canada, Inc.                          Canada

Reebok France (S.A.)                         France

Rockport France S.a.r.L.                     France

                                                      EXHIBIT 21.1 - Page 2

                 SUBSIDIARIES OF REEBOK INTERNATIONAL LTD.

                                             Jurisdiction of
                                             Incorporation or
Name                                           Organization

Sud Ouest Diffusion Sport                    France

ASL - American Sports and Leisure            Germany
Vertriebs GMBH

Reebok Deutschland GmbH                      Germany

Reebok (China) Services Limited              Hong Kong

Reebok Far East Ltd.                         Hong Kong

Reebok Trading (Far East) Limited            Hong Kong

Reebok India Company                         India

Reebok Technical Services Private Limited    India

Reebok Italia S.r.l.                         Italy

Rockport International Trading               Italy
Co. Italy S.r.l.

Reebok Japan Inc.                            Japan

Rockport Japan Inc.                          Japan

Reebok Korea Limited                         Korea

Reebok Korea Technical Services              Korea
  Company, Ltd.

Reebok International Finance B.V.            The Netherlands

Reebok Nederland B.V.                        The Netherlands

Rockport (Europe) B.V.                       The Netherlands

Rockport (Nederland) B.V.                    The Netherlands

Reebok (Philippines) Services Co., Inc.      Philippines

Reebok Poland SA                             Poland

Reebok Russia Retail, Inc.                   Russia

                                                      EXHIBIT 21.1 - Page 3

                 SUBSIDIARIES OF REEBOK INTERNATIONAL LTD.

                                             Jurisdiction of
                                             Incorporation or
Name                                           Organization

Reebok Leisure SA                            Spain

Reebok (South Africa) (Proprietary) Limited  South Africa

Reebok (Switzerland) Ltd.                    Switzerland

Reebok (Taiwan) Services Company             Taiwan

RBK Holdings plc                             United Kingdom

Reebok International Limited                 United Kingdom

Reebok UK Limited                            United Kingdom

Reebok Sports Limited                        United Kingdom

The Rockport Company Limited                 United Kingdom

J.W. Foster & Sons                           United Kingdom
(Athletic Shoes) Limited

The Rockport Company Limited                 United Kingdom

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